UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2023

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

570 10th Street
Oakland, CA 94607
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 778-7787
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ELF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 24, 2023, e.l.f. Beauty, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 12, 2023 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of votes withheld with respect to each proposal (if applicable), the number of abstentions with respect to each proposal (if applicable) and the number of broker non-votes with respect to each proposal.
1.Election of Class I Directors. Each of the three nominees for Class I director was elected to serve as a Class I director until the Company’s 2026 annual meeting of stockholders, or until his or her respective successor has been elected and qualified or until his or her respective earlier death, resignation or removal. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Kenny Mitchell	42,152,437	1,727,479	4,575,059
Gayle Tait	43,580,601	299,315	4,575,059
Maureen Watson	28,127,401	15,752,515	4,575,059

2.Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
40,738,171	3,050,125	91,620	4,575,059

3.Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending March 31, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
48,204,971	185,796	64,208	0

Item 9.01	Exhibits.

(d)    Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: August 25, 2023	By:	/s/ Scott Milsten
Scott Milsten
SVP, General Counsel & Chief People Officer